             ELEVENTH AMENDMENT TO LOANS AND SECURITY AGREEMENT,
            MODIFICATION OF NOTES AND REAFFIRMATION OF GUARANTIES

     This ELEVENTH AMENDMENT TO LOANS AND SECURITY AGREEMENT AND REAFFIRMATION OF GUARANTIES, dated as of June 30, 1998 (this "AMENDMENT") is by and among FLEET NATIONAL BANK F/K/A FLEET NATIONAL BANK OF CONNECTICUT F/K/A SHAWMUT BANK CONNECTICUT, N.A., a national banking association with a place of business at 777 Main Street, Hartford, Connecticut 06115 ("LENDER"), EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation with a principal place of business at 1806 New Britain Avenue, Farmington, Connecticut 06032 ("BORROWER") and GROS-ITE INDUSTRIES, INC., a Connecticut corporation with a mailing address c/o Borrower at 1806 New Britain Avenue, Farmington, Connecticut 06032 ("GUARANTOR").

     On October 3, 1985, Lender and Borrower entered into a certain Revolving Loan and Security Agreement which has been amended and restated in its entirety by a certain Fifth Amended and Restated Revolving Loan, Term Loan, Equipment Loan and Security Agreement dated February 28, 1995, as amended by a certain Sixth Amendment to Revolving Loan, Term Loan, Equipment Loan and Security Agreement dated July 31, 1995, as further amended by a certain Seventh Amendment to Revolving Loan, Term Loan, Equipment Loan and Security Agreement and Reaffirmation of Guaranties dated as of January 26, 1996, as further amended by a certain Eighth Amendment to Revolving Loan, Term Loan, Equipment Loan and Security Agreement and Reaffirmation of Guaranties dated as of April 10, 1996, as further amended by a certain Ninth Amendment to Revolving Loan, Term Loan, Equipment Loan, Security Agreement, Modification of Notes and Reaffirmation of Guaranties dated May 27, 1997 between Borrower and Lender and as further amended by a certain Tenth Amendment to Revolving Loan, Term Loan, Equipment Loan and Security Agreement and Reaffirmation of Guaranties dated May 22, 1998 (as amended and in effect from time to time, the "LOAN AGREEMENT"). Capitalized terms used herein and not defined herein shall have the meanings given to them in the Loan Agreement.

     Pursuant to the Loan Agreement, the Lender has made: (i) a $9,000,000.00 revolving loan (the "REVOLVING LOAN") as evidenced by a certain Amended and Restated Revolving Promissory Note dated as of March 27, 1997 (the "REVOLVING NOTE"), (ii) a $541,153.34 term loan (the "CONSOLIDATED EQUIPMENT LOAN") as evidenced by a certain Amended and Restated Promissory Note dated March 27, 1997 (the "CONSOLIDATED EQUIPMENT NOTE"), (iii) a $4,000,000.00 term loan (the "TERM LOAN") as evidenced by a certain Term Promissory Note dated March 22, 1993 (the "TERM NOTE"), (iv) a $1,000,000.00 construction to permanent loan (the "CONSTRUCTION LOAN") as evidenced by a certain Construction to Permanent Loan Promissory Note dated July 31, 1995 (the "CONSTRUCTION NOTE"), (v) a $3,000,000.00 equipment loan (the "THIRD EQUIPMENT LOAN") as evidenced by a certain Equipment Promissory Note III dated as of March 27, 1997 (the "THIRD EQUIPMENT NOTE") and (vi) a $3,000,000 equipment loan (the "FOURTH EQUIPMENT LOAN") as evidenced by a certain Equipment Promissory Note IV dated as of May 22, 1998 (the "FOURTH EQUIPMENT NOTE").

     Borrower has requested that Lender amend the Loan Agreement and the Loan Documents in order to, among other things, (i) extend the termination date and increase the maximum principal amount of the Revolving Loan, (ii) amend the Borrowing Base, (iii) modify the interest rates of the Revolving Loan, the Consolidated Equipment Loan, the Third Equipment Loan, the Fourth Equipment Loan and the Construction Loan (collectively, the "LOANS"), (iv) make a new $14,000,000 term loan to the Borrower, and (v) make other amendments as set forth herein. Lender has advised Borrower that Lender is prepared to make the loan and amendments requested on the condition that Borrower join with Lender in this Amendment upon the terms and conditions set forth herein.

     In consideration of this Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender, Borrower and Guarantor hereby agree as follows.


I.   Acknowledgments, Affirmations and Representations and Warranties.

     A.   The Borrower and Guarantor acknowledge and affirm that:

          1. All of the statements contained herein are true and correct and that they understand that the Lender is relying on the truth and completeness of such statements to enter into this Amendment.

          2. As of June 30, 1998 and without regard to the financial accommodations contemplated herein, the Borrower is legally and validly indebted to the Lender in the principal amount of $4,425,116.84 with respect to the Revolving Loan, $414,873.34 with respect to the Consolidated Equipment Loan, $2,850,000 with respect to the Third Equipment Loan, $1,245,085.00 with respect to the Fourth Equipment Loan, $3,072,053.69 with respect to the Term Loan and $833,333.20 with respect to the Construction Loan, plus interest and fees accrued and accruing thereon and costs and expenses of collection, including without limitation, attorneys' fees, and there is no defense, offset or counterclaim with respect to any of the foregoing or independent claim or action against the Lender.

          3. The Guarantor is legally and validly indebted to the Lender by virtue of the Guaranty and there is no defense, offset or counterclaim with respect thereto or claim or independent against the Lender.

     B. The Borrower and the Guarantor represent and warrant to the Lender that:

          1. The resolutions previously adopted by the Board of Directors of the Borrower and the Guarantor and provided to the Lender have not in any way been rescinded or modified and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect, except to the extent that they have been modified or supplemented to authorize this Amendment and the documents and transactions described herein.

          2. The Borrower and the Guarantor have the corporate power and authority to enter into, and have taken all necessary corporate action to authorize, this Amendment and the transactions contemplated hereby.

          3. All representations, warranties and covenants contained in, and schedules and exhibits attached to, the Loan Documents are true and correct on and as of the date hereof, are incorporated herein by reference and are hereby remade.

          4. The Borrower and the Guarantor are not currently in default under any of the Loan Documents, and no condition exists which would constitute an event of default under any of the Loan Documents but for the giving of notice or passage of time, or both.

          5. The consummation of the transactions contemplated hereby is not prevented or limited by, nor does it conflict with or result in a breach of terms, conditions or provisions of the Borrower's or Guarantor's respective Certificates of Incorporation or Bylaws or any evidence of indebtedness, agreement or instrument of whatever nature to which the Borrower or any of the Guarantor is a party or by which any of them is bound, does not constitute a default under any of the foregoing and does not violate any federal, state or local law, regulation or order or any order of any court or agency which is binding upon the Borrower or the Guarantor.


II.  Amendments to Loan Documents.

     A.   Amendments to the Loan Agreement.

          1. Amendment to Section 1. Sections 1.22, 1.30 and 1.33 are hereby deleted and replaced with the following:

              1.22 "COST OF FUNDS LOANS" or "COST OF FUNDS LOAN" means any Revolving Loan, Equipment Loan, Equipment Loan IV, Second Term Loan, or Acquisition Term Loan or any portion thereof which bears interest with reference to the Cost of Funds.

              1.30 "LIBOR LOANS" or "LIBOR LOAN" means the Revolving Loan, Equipment Loan, Equipment Loan IV, the Second Term Loan or Acquisition Term Loan or any portion thereof which bears interest with reference to LIBOR.

              1.33 "PRIME RATE LOAN" or "PRIME RATE LOANS" means the Revolving Loan, Equipment Loan, Equipment Loan IV, Second Term Loan or Acquisition Term Loan or any portion thereof which bears interest with reference to the Prime Rate.

              a. The following are hereby inserted after Section 1.38 of the Loan Agreement:

              1.39   "ACQUISITION TERM LOAN" means that term as defined in
                     Section 2.21 hereof.

              1.40   "ACQUISITION TERM NOTE" means that term as defined in
                     Section 2.21.

          2. Amendment to Section 2.1 of the Loan Agreement. The Loan Agreement is hereby amended by deleting Section 2.1 in its entirety and substituting the following in lieu thereof:

              2.1 Revolving Loan. The Lender may loan to the Borrower, at its discretion, and the Borrower may borrow from the Lender, from time to time (each an "ADVANCE" and collectively, the "REVOLVING LOAN"), up to that amount (hereinafter referred to as the "BORROWING BASE") which is the lesser of:

              a.  The sum of:

                  (1)  EIGHTY PERCENT (80%) of the Borrower's Eligible
                       Receivables;

                  (2) SIXTY PERCENT (60%) of the Borrower's Eligible Inventory, but in any event not to exceed SEVEN MILLION DOLLARS ($7,000,000.00);

                  which sum shall be reduced by the aggregate amount committed under any letter or letters of credit issued by the Lender on behalf of the Borrower; OR

              b. THIRTEEN MILLION DOLLARS ($13,000,000.00), reduced by the aggregate amount committed under any letter or letters of credit issued by the Lender on behalf of the Borrower.

                  Nothing herein shall be construed to require the Lender to lend up to the Borrowing Base, and nothing shall prohibit the Lender from lending in excess of the Borrowing Base, all loans to be at the discretion of the Lender.

                  The Revolving Loan shall be evidenced by the Amended and Restated Revolving Promissory Note annexed hereto and made a part hereof as EXHIBIT "B".

          3. Amendment to Section 2.9 of the Loan Agreement. The Loan Agreement is hereby amended by deleting the first sentence of Section 2.9 in its entirety and substituting the following in lieu thereof:

              The Revolving Loan shall terminate on June 30, 2001.




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

          4. Amendment to Section 2.13 of the Loan Agreement. Section 2.13 of the Loan Agreement is hereby deleted and replaced with the following:

              2.13 Non-Default Interest. The Borrower shall pay interest to Lender monthly in arrears on the first day of each month commencing on the outstanding and unpaid principal balance of the Revolving Loan, Second Term Loan, Equipment Loan, Equipment Loan IV and Acquisition Term Loan (collectively, the "LOANS") at a rate per annum equal to, at Borrower's election pursuant to Sections 2.14 and 2.17 below, (i) the Prime Rate, (ii) LIBOR plus one hundred fifty (150) basis points, or (iii) the Cost of Funds plus one hundred fifty
                     (150) basis points. If the Borrower achieves an Operating Leverage Ratio (as defined in Section 10 of Exhibit A hereto) of less than or equal to 2.0 to 1.0 for the quarter period tested, the Lender, in its sole and absolute discretion, may lower the interest rate on the portion of the Loans which bear interest with respect to the LIBOR Rate by twenty-five (25) basis points for the quarter following the quarter in which the Operating Leverage Ratio was tested.

          5.  The following is hereby inserted after Section 2.20 of the Loan
Agreement:













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

                  Section 2.21 Acquisition Term Loan. Subject to the terms and conditions of this Agreement, Lender shall make a term loan to the Borrower in an original principal amount of Fourteen Million Dollars ($14,000,000.00) (the "ACQUISITION TERM LOAN"). The Acquisition Term Loan shall be evidenced by, and repaid in accordance with a single promissory note of Borrower in the form attached hereto as Exhibit G duly completed, executed and delivered to Lender, in the principal amount of $14,000,000.00 (such promissory note is referred to herein as the "ACQUISITION TERM NOTE") payable to Lender and maturing on June 30, 2005. Borrower shall make monthly payments of accrued interest commencing on August 1, 1998 and on the first Business Day of each month thereafter until the Acquisition Term Loan is repaid in full. Borrower shall make mandatory scheduled principal payments under the Acquisition Term Note monthly in the amount of (a) $83,333.33 per month, commencing July 1, 1999 and continuing on the first day of each succeeding month thereafter through and including June 1, 2002, (b) $250,000 commencing on July 1, 2002 and continuing on the first day of each succeeding month thereafter through and including June 1, 2003 and (c) $333,333.33 per month commencing on July 1, 2003 and continuing on the first day of each succeeding month thereafter through and including June 1, 2005 except that if not sooner paid, the principal amount, together with all accrued but unpaid interest thereon, shall be due and payable on June 30, 2005. Additionally, if at any time after June 30, 1999 the Borrower's Debt Service Ratio (as defined in
                  Section 10 of Exhibit A) exceeds 1.3 to 1.0 based on Borrower's June 30 and December 31 financial statements, the Borrower shall pay Lender an amount equal to fifty (50%) percent of the amount of earnings which when deducted from the Debt Service Ratio calculation would provide for a Debt Service Ratio of 1.3 to 1.0. Such excess amount will be used to first pay down the principal balance of the Acquisition Term Loan in the inverse order of maturity and then to pay down the principal balance of the Second Term Loan, Term Loan, Equipment Loan or Equipment Loan IV ("OTHER TERM DEBT") as determined by Lender in its sole discretion. Furthermore, in the event of a public offering of capital stock or other equity of Borrower, including without limitation a secondary offering thereof, a minimum of $11,000,000 of the proceeds of such offering, after allowance for ordinary and customary underwriting expenses, shall be used to first pay down the principal balance of the Acquisition Term Loan in the inverse order of maturity and then to pay down Other Term Debt of Borrower to Lender as determined by Lender in its sole discretion.

                  Section 2.22 Success Fee. The Borrower shall pay Lender a "success fee" of $120,000.00 as follows: (i) in full upon the closing of a secondary stock offering which occurs on or before December 31, 1999; (ii) $60,000 on or before December 31, 1999 and $60,000 on the earlier of (a) June 30, 2000 or
                  (b) the closing of a secondary stock offering; or (iii) in full if the Loans are refinanced either in whole or in part with borrowed money.




                                     --6-

           6. Section 5.1(i) of the Loan Agreement is hereby deleted and replaced with the following:

                  (i) Default in the payment of any sum due under any indebtedness for borrowed money owed by the Borrower or any Guarantor, including without limitation, indebtedness owed to Gerald Biondi or James Biondi (the "BIONDI DEBT"), which results in such indebtedness being due prior to its stated maturity, provided, however, if (x) the Borrower disputes a claim of default under the Biondi Debt due to its right of offset contained in a certain Asset Purchase Agreement by and among Apex Acquisition Corp., Apex Machine Tool Company, Inc., Gerald S. Biondi, James G. Biondi and Michael Biondi, and (y) Borrower establishes adequate reserves for the Biondi Debt in an amount reasonably satisfactory to Lender, such default shall not constitute a default hereunder unless and until such dispute is resolved adversely to Borrower.

           7. Amendment to Exhibit A of the Loan Agreement. Exhibit A of the Loan Agreement is hereby amended by:

                  a. Deleting Section 10 of Exhibit "A" to the Loan Agreement in its entirety and substituting the following in lieu thereof:

                        Debt Service Ratio. The Borrower shall maintain as of the end of each calendar quarter, for the year to date period, a ratio of [(earnings before interest, taxes, depreciation and amortization) minus (Unfunded Capital Expenditures (pro rated based upon the percentage of the calendar year elapsed at the time of the covenant testing)) to [(Current Maturities of Long-Term Debt paid or scheduled to be paid during the period to be tested) plus (interest) plus (taxes) plus (dividends)] of not less than (a) 1.4 to 1.0 as of September 30, 1998 and at all times through and including September 30, 1999, and (b) 1.2 to 1.0 as of December 31, 1999
                        and at all times thereafter. "CURRENT MATURITIES OF LONG TERM DEBT" shall mean all indebtedness of Borrower (excluding the Revolving Loan) which, in accordance with GAAP may be properly classified as long term debt, the portion of which is due within one (1) year from the date of determination thereof. "UNFUNDED CAPITAL EXPENDITURES" means all Capital Expenditures which are not funded with the proceeds of the Equipment Loan IV, the Acquisition Term Loan, or the Biondi Debt.
                        "CAPITAL EXPENDITURES" shall mean amounts paid by the Borrower in connection with the purchase by the Borrower of Capital Assets that would be required to be capitalized and shown on the balance sheet of the Borrower in accordance with GAAP. "CAPITAL ASSETS" shall mean fixed assets, both tangible (such as land, buildings, fixtures, machinery and equipment) and intangible (such as patents, copyrights, trademarks, franchises and good will); provided that Capital Assets shall not include any item customarily charged directly to expense or depreciated over a useful life of twelve (12) months or less in accordance with GAAP.

                  b. Deleting Section 13 of Exhibit "A" to the Loan Agreement in its entirety and substituting the following in lieu thereof:

                        Operating Leverage Ratio. The Borrower shall maintain on a rolling four quarter basis a ratio of [Funded Senior Debt] to [earnings before interest, taxes, depreciation and amortization] of not greater than (a)
                        5.6 to 1.0 as of September 30, 1998, (b) 4.9 to 1.0 as
                        of December 31, 1998 and at all times through September 30, 1999, (c) 3.0 to 1.0 as of December 31, 1999 and at
                        all times through September 30, 2000 and (d) 2.5 to 1.0 as of December 31, 2000 and at all times thereafter. "FUNDED SENIOR DEBT" shall mean all outstanding indebtedness of Borrower to Lender and to James Biondi and Gerald Biondi.

           8. EXHIBIT B of the Loan Agreement is hereby deleted and replaced with B attached hereto.

           9. EXHIBIT G attached hereto is hereby attached to the Loan Agreement as EXHIBIT G.

     B. Amendments to Revolving Note. The Revolving Note is hereby amended and restated as set forth in EXHIBIT B attached hereto.

III. Reaffirmation of Guaranty.

     To induce the Lender to enter into this Amendment, the Guarantor hereby
(a) consents to this Amendment and (b) affirms and ratifies the Guaranty and confirms that (i) the Guarantor does irrevocably and unconditionally guarantee to the Lender the payment and performance from the Borrower of the Obligations (as defined in the Guaranty) from the Borrower to the Lender, upon the terms and conditions set forth in the Guaranty, (ii) the term Obligations includes, without limitation, this Amendment (the "MODIFICATION"), the Term Loan, the Construction Loan, the Consolidated Equipment Loan, the Third Equipment Loan, the Fourth Equipment Loan, the increase in the Revolving Loan and the Acquisition Term Loan, and (iii) the Guaranty remains in full force and effect.

IV.  Miscellaneous.

     A. Ratifications, Etc. Except as otherwise expressly set forth herein, all terms and conditions of the Loan Agreement, the Guaranty and the Loan Documents are ratified and shall remain in full force and effect. Nothing herein shall be construed to be a waiver of any requirements of the Loan Agreement and the Loan Documents except as expressly set forth herein.
     B. Conditions Precedent. The effectiveness of this Amendment shall be subject to the Lender's prior receipt of each of the following in form and substance satisfactory to Lender and its counsel:

            1. This Amendment, duly executed and delivered by the Borrower and Guarantor and the Amended and Restated Revolving Promissory Note and Acquisition Term Note, both duly executed and delivered by the Borrower;

            2. The execution by Apex Machine Tool Company, Inc. f/k/a Apex Acquisition Corporation of a Guaranty of the obligations of Borrower to Lender (the "APEX GUARANTY"), a security agreement securing all obligations of Apex under the Apex Guaranty and a UCC-1 Financing Statement in favor of Lender providing a first priority perfected security interest in all personal property of Apex to Lender, except for the security interest of the State of Connecticut as previously disclosed to Lender.

            3. The execution and delivery of an open-end mortgage in favor of Lender on 1790, 1794 and 1806 New Britain Avenue, Farmington, Connecticut securing the Acquisition Term Loan.

            4. Copies of all corporate action taken by the Borrower, Guarantor and Apex, including resolutions of their Board of Directors, authorizing the execution, delivery, and performance of the Loan Documents to which each is a party and each other document to be delivered pursuant to this Amendment, certified as of the date of this Amendment by the Secretary of the Borrower, Guarantor and Apex;

            5. A certificate or certificates, dated as of the date of this Amendment, of the Secretary of the Borrower, Guarantor and Apex certifying the names and true signatures of the officers of the Borrower, Guarantor and Apex authorized to sign the Loan Documents to which the Borrower, Guarantor and Apex are a party and the other documents to be delivered by the Borrower, Guarantor and Apex under this Amendment;

            6. Opinions of counsel for Borrower, Guarantor and Apex in form and substance satisfactory to Lender.

            7. All fees and expenses, including legal fees and related disbursements incurred by Lender in connection with the structuring, negotiation, preparation and closing of this Amendment and the transactions related hereto;

            8. Execution and recording of a modification to the mortgage securing the Construction Loan and the issuance of an endorsement to the title policy insuring the original mortgage modified by such modification;

            9. Execution and recording of a certain Ninth Modification of Open-End Mortgage of even date herewith and the issuance of an endorsement to the title policy insuring the original mortgage modified by said Modification of Open-End Mortgage Deed; and

            10.  Payment of a $30,000 commitment fee to Lender.
        C. Counterparts. This Amendment may be executed in any number of counterparts, which together shall constitute one instrument.

        D. Governing Law. This Amendment shall be construed and interpreted in accordance with the laws of the State of Connecticut.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as an instrument under seal.

                                    LENDER:
                                    FLEET NATIONAL BANK f/k/a FLEET NATIONAL
                                    BANK OF CONNECTICUT f/k/a SHAWMUT BANK
                                    CONNECTICUT, N.A.


                                    By:  /s/ Edgar Ezerins
                                       -------------------------------------
                                             Edgar Ezerins
                                             Its Vice President
                                             Duly Authorized

                                    BORROWER:
                                    EDAC TECHNOLOGIES CORPORATION


                                    By:  /s/ Ronald G. Popolizio
                                       -------------------------------------
                                             Ronald G. Popolizio
                                             Its Vice President
                                             Duly Authorized

                                    GUARANTOR:
                                    GROS-ITE INDUSTRIES, INC.


                                    By: /s/ Ronald G. Popolizio
                                       -------------------------------------

                                             Its Secretary

                                        APEX MACHINE TOOL COMPANY, INC. f/k/a
                                        APEX ACQUISITION CORPORATION


                                        By:  /s/ Ronald G. Popolizio
                                           -----------------------------------

                                             Its Vice President